UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

schedule 14a information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement

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QUEST SOLUTION, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

QUEST SOLUTION, INC.

To Be Held On:

Wednesday, June 8, 2016, at 9:00 a.m., Pacific Time

860 Conger Street, Eugene, Oregon 97402

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. Unless you make a request for written proxy materials, you will not otherwise receive paper or e-mail copies of the proxy materials. To facilitate timely delivery please make the request as instructed below before May 25, 2016.

Directions to the Quest Solution Annual Meeting may be obtained by contacting Tom Miller, President by telephone at 714-899-4800.

Please visit http://empirestock.com/proxy/ques, where the following materials are available for view:

●	Notice of Annual Meeting of Stockholders and Proxy Statement

●	Proxy Card

●	Annual Report to our Stockholders

TO REQUEST WRITTEN

PROXY MATERIALS:	TELEPHONE - (702) 818-5898
EMAIL - rico@empirestock.com
WEBSITE - http://empirestock.com/proxy/ques

TO VOTE:	BY PROXY - Access your proxy card at http://empirestock.com/proxy/ques and:

MAIL - Sign, date and mail your proxy card to Empire Stock Transfer Inc., Attn: Rico Portaro, 1859 Whitney Mesa Dr., Henderson, NV 89014.

EMAIL - Sign, date and email your proxy card to Empire Stock Transfer Inc. at rico@empirestock.com.

FAX - Sign, date and fax your proxy card to Empire Stock Transfer Inc. at (702) 974-1444.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

Proposal 1 – Election of Directors. To elect five (5) members of the board of directors of Quest Solution, Inc. (the “Company”) to serve until the next annual meeting to be held in 2017 or until their successors have been duly elected and qualified:

Nominees:

Gilles Gaudreault

William Austin Lewis, IV

Ian R. McNeil

Thomas O. Miller

Robert F. Shepard

Proposal 2 – Ratification of Accounting Firm. To ratify the appointment of RBSM, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2016.

Please note that you cannot use this notice to vote.

Proposal 3 – Say on Pay. A non-binding resolution to approve the compensation of our named executive officers.

Proposal 4 – Say on Pay Frequency. A non-binding proposal as to the frequency with which stockholders will vote on the compensation of our named executive officers in future years.

Proposal 5 – Approval of the 2016 Employee Stock Purchase Plan. To approve the Company’s 2016 Employee Stock Purchase Plan.

Proposal 6 – Other Business. The transaction of such other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE IN PROPOSAL 1, “FOR” EACH OF PROPOSALS 2, 3, AND 5, AND “1 YEAR” ON PROPOSAL 4.